Supplement to the

Strategic Advisers® Income Opportunities Fund (FPIOX)

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2012

Offered exclusively to certain clients of Strategic Advisers, Inc. (Strategic Advisers) - not available for sale to the general public.

The following information replaces the similar information found in the "Fund Holdings Information" section beginning on page 35.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

SRQB-12-01  October 19, 2012
1.926383.101